Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/05/94 09:04 am
 Investor Reporting System  v2.2     Monthly Statement            04/94 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                  FCARC               Investor
                                         ------------------- -------------------
   Beginning Principal Receivables        $4,254,474,303.83   $2,700,000,000.00
    Current Floating Allocation Pct.            61.17607339%        38.82392661%

   Total Adjusted Principal Collections   $1,893,245,058.45   $1,201,502,534.22

   Principal Default Amounts                    $458,820.55         $291,179.45
    As a Percentage of Collections               0.02423461%         0.02423461%

   Monthly Principal Amortized                                            $0.00

   Ending Principal Receivables           $4,385,306,868.21   $2,700,000,000.00
    New Floating Allocation Pct.                61.89297020%        38.10702980%

  Interest Collections                   FCARC               Investor
                                         ------------------- -------------------
   Total Interest Collections                $27,344,773.22      $17,353,704.00
 -------------------------------------------------------------------------------

  Early Amortization Triggered?                              Yes              No
                                                             ---              --
   1.  Breach of covenants or agreements made in the                           x
       PSA and uncured for 45 days
   2.  Breach of any representation or warranty made                           x
       in the PSA and uncured for 60 days
   3.  Bankruptcy, insolvency or receivership of FMCC,                         x
       FCARC, or Ford
   4.  FCARC is an investment company within the                               x
       meaning of the ICA of 1940
   5.  Failure of FCARC to convey Receivables pursuant                         x
       to the PSA
   6.  Available Subordinated Amount has been reduced                          x
       to less than the Required Subordinated Amount
   7.  Servicer Default has occurred                                           x
   8.  Average monthly payment rate for past three                             x
       periods is less than 20%
   9.  Used vehicle percentage exceeds 10% for two                             x
       collection periods
  10.  Interest rate swap is terminated in accordance                          x
       with its terms
  11.  Outstanding principal amount of the certificates                        x
       is not repaid by the expected payment date

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/05/94 09:04 am
 Investor Reporting System  v2.2     Monthly Statement            04/94 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                                      Trust Total
                                                             -------------------
   Beginning Principal Receivables                            $6,954,474,303.83
    Current Floating Allocation Percentage                         100.00000000%

   Total Adjusted Principal Collections                       $3,094,747,592.67
    Payment Rate                                                          44.50%
    Principal Collections                                     $2,769,272,025.04
    Principal Collection Adjustments                            $319,872,467.18
    Principal Collections for Status Dealer Accounts              $5,603,100.45

   Principal Default Amounts                                        $750,000.00
    As a Percentage of Collections                                   0.02423461%

   Aggregate New Principal Receivables                        $3,226,330,157.05

   Ending Principal Receivables                               $7,085,306,868.21
    New Floating Allocation Percentage                             100.00000000%

  Interest Collections                                       Trust Total
                                                             -------------------
   Total Interest Collections                                    $44,698,477.22
    Interest Collections                                         $44,611,425.83
    Interest Collections for Status Dealer Accounts                  $87,051.39
    Recoveries on Receivables Written Off                                 $0.00

   Monthly Yield                                                           7.71%

   Used Vehicle Principal Receivables Balance                    $54,605,867.24
                                                                           0.77%

  Status Dealer Accounts                                     Trust Total
                                                             -------------------
   Beginning Balance                                             $14,876,128.52
    Principal Collections                                         $5,603,100.45
    Principal Write Offs                                            $750,000.00
    Interest Collections                                             $87,051.39
   Ending Balance                                                 $8,523,028.07

  Subordination and Participation                            Trust Total
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
    Overconcentration Amount                                              $0.00
    Installment Amount                                                    $0.00
    Other Ineligible Amounts                                              $0.00
   Available Subordinated Amount                                $300,000,000.00
   Required Subordinated Amount                                 $300,000,000.00

   Required Participation  4.00%                                $108,000,000.00
   Required Participation and Subordinated Amount               $408,000,000.00

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/05/94 09:04 am
 Investor Reporting System  v2.2     Monthly Statement            04/94 Activity
 -------------------------------------------------------------------------------
   Current Participation Amount                               $4,385,306,868.21
    Current Participation Percentage                                    1074.83%
   Current Participation Shortfall                                        $0.00

   Available Seller Collections                               $1,920,589,831.67
   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00
   Available Seller Collections to FCARC                      $1,920,589,831.67

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/05/94 09:04 am
 Investor Reporting System  v2.2     Monthly Statement            04/94 Activity
 -------------------------------------------------------------------------------
  Series Allocations                                         1992-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          14.37923208%

   Total Adjusted Principal collections                         $445,000,938.60
   Principal Default Amounts                                        $107,844.24
   Total Interest Collections                                     $6,427,297.78

  Source and Use of Funds                                    1992-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,427,297.78
    Investment and Net Swap Proceeds                              $2,557,924.44
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $12,485,222.22

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     6.8750%
    Days in Interest Period                                                  30
   Current Interest Due                                           $5,729,166.67
   Current Interest Paid                                          $5,729,166.67
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                              $107,844.24
   Current Investor Default Amount Paid                             $107,844.24
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,314,877.98

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/05/94 09:04 am
 Investor Reporting System  v2.2     Monthly Statement            04/94 Activity
 -------------------------------------------------------------------------------
  Subordination and Participation                            1992-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $22,916,666.68
   Semi-Annual Payment Date?                                                   N
   Semi-Annual Interest Payment Amount Due                                $0.00
   Semi-Annual Interest Payment Amount Paid                               $0.00
   Semi-Annual Interest Payment Amount Shortfall                          $0.00

  Distributions to Holders of Certificates                   1992-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/05/94 09:04 am
 Investor Reporting System  v2.2     Monthly Statement            04/94 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1992-2
                                                             -------------------
   Certificates                                                 $700,000,000.00
    Current Floating Allocation Percentage                          10.06546246%

   Total Adjusted Principal collections                         $311,500,657.02
   Principal Default Amounts                                         $75,490.97
   Total Interest Collections                                     $4,499,108.44

  Source and Use of Funds                                    1992-2
                                                             -------------------
    Investor Interest Funding Account Balance                     $4,499,108.44
    Investment and Net Swap Proceeds                              $2,049,506.78
    Reserve Fund Balance                                          $2,800,000.00
   Total Investor Collections and Reserve Fund                    $9,348,615.22

    Certificates Outstanding                                    $700,000,000.00
    Certificate Rate                                                     7.3750%
    Days in Interest Period                                                  30
   Current Interest Due                                           $4,302,083.33
   Current Interest Paid                                          $4,302,083.33
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $583,333.33
   Servicing Fees Paid                                              $583,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,800,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                               $75,490.97
   Current Investor Default Amount Paid                              $75,490.97
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $1,587,707.59

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/05/94 09:04 am
 Investor Reporting System  v2.2     Monthly Statement            04/94 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1992-2
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $77,777,777.78
   Required Subordinated Amount                                  $77,777,777.78

   Required Participation  4.00%                                 $28,000,000.00
   Required Participation and Subordinated Amount               $105,777,777.78

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,800,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $4,302,083.33
   Semi-Annual Payment Date?                                                   N
   Semi-Annual Interest Payment Amount Due                                $0.00
   Semi-Annual Interest Payment Amount Paid                               $0.00
   Semi-Annual Interest Payment Amount Shortfall                          $0.00

  Distributions to Holders of Certificates                   1992-2
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/05/94 09:04 am
 Investor Reporting System  v2.2     Monthly Statement            04/94 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1992-3
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          14.37923208%

   Total Adjusted Principal collections                         $445,000,938.60
   Principal Default Amounts                                        $107,844.24
   Total Interest Collections                                     $6,427,297.78

  Source and Use of Funds                                    1992-3
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,427,297.78
    Investment and Net Swap Proceeds                              $1,468,133.47
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $11,395,431.25

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     5.6250%
    Days in Interest Period                                                  30
   Current Interest Due                                           $4,687,500.00
   Current Interest Paid                                          $4,687,500.00
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                              $107,844.24
   Current Investor Default Amount Paid                             $107,844.24
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,266,753.68

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/05/94 09:04 am
 Investor Reporting System  v2.2     Monthly Statement            04/94 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1992-3
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $4,687,500.00
   Semi-Annual Payment Date?                                                   N
   Semi-Annual Interest Payment Amount Due                                $0.00
   Semi-Annual Interest Payment Amount Paid                               $0.00
   Semi-Annual Interest Payment Amount Shortfall                          $0.00

  Distributions to Holders of Certificates                   1992-3
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000